SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|X|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|_|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               The Italy Fund Inc.
  ----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      --------------------------------------------------------------------------

      (2)   Aggregate number of securities to which transaction applies:

      --------------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1 (set forth the amount on which the filing fee is calculated and state how it was determined):

      --------------------------------------------------------------------------

      (4)   Proposed maximum aggregate value of transaction:

      --------------------------------------------------------------------------

      (5)   Total fee paid:

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by the registration statement number, or the form or schedule and the date of its filing.

      (1)   Amount previously paid:

      ---------------------------------------------------

      (2)   Form, schedule or registration statement no.:

      ---------------------------------------------------

      (3)   Filing party:

      ---------------------------------------------------

      (4)   Date filed:

      ---------------------------------------------------

                              THE ITALY FUND INC.
                                125 Broad Street
                            New York, New York 10004

                               -----------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON JANUARY __, 2003

                               -----------------

To the Shareholders of The Italy Fund Inc.:

      Notice is hereby given that the Annual Meeting of Shareholders of The Italy Fund Inc. (the "Fund") will be held at Citigroup Center on the 14th floor, Conference Room [J], at 153 E. 53rd St., New York, New York, on January __, 2003 at _____ ____ (New York time) for the following purposes:

      1.    To approve the liquidation and dissolution of the Fund;

      2. To elect three directors, to hold office for the term indicated and until their successors shall have been elected and qualified; and

      3. To transact such other business as may properly come before the meeting or any adjournments thereof.

      Proposals 1 and 2 are discussed in greater detail in the attached Proxy Statement. The Board of Directors has fixed the close of business on December 4, 2002 as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting and any adjournments thereof.

                                              By Order of the Board of Directors

                                              Christina T. Sydor

                                              Secretary

New York, New York
December ___, 2002

--------------------------------------------------------------------------------

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY; IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY/VOTING INSTRUCTION CARD IN THE ACCOMPANYING ENVELOPE PROVIDED FOR YOUR CONVENIENCE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

--------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

      The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

      1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

      2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

      3. All Other Accounts: The capacity of the individual signing the proxy should be indicated unless it is reflected in the form of registration. For example:

Registration                                        Valid Signature
------------                                        ---------------
Corporate Accounts

(1)   ABC Corp. .................................   ABC Corp.
(2)   ABC Corp. .................................   John Doe, Treasurer
(3)   ABC Corp.
        c/o John Doe, Treasurer .................   John Doe
(4)   ABC Corp. Profit Sharing Plan .............   John Doe, Trustee

Trust Accounts
(1)   ABC Trust .................................   Jane B. Doe, Trustee
(2)   Jane B. Doe, Trustee
        u/t/d 12/28/78 ..........................   Jane B. Doe

Custodian or Estate Accounts
(1)   John B. Smith, Cust.
        f/b/o John B. Smith, Jr. UGMA ...........   John B. Smith
(2)   Estate of John B. Smith ...................   John B. Smith, Jr., Executor

                              THE ITALY FUND INC.
                                125 Broad Street
                            New York, New York 10004

                                -----------------

                                 PROXY STATEMENT

                                -----------------

                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON JANUARY __, 2003

                                -----------------

                                  INTRODUCTION

      This proxy statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of The Italy Fund Inc. (the "Fund") of proxies to be voted at the Annual Meeting of Shareholders (the "Meeting") of the Fund to be held at Citigroup Center on the 14th floor, Conference Room [J] at 153 E. 53rd St., New York, New York, on January __, 2003 at _________ (New York time), and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

      The cost of soliciting proxies will be borne by the Fund. Costs of this solicitation are expected to be approximately $_____. Proxy solicitations will be made primarily by mail. In addition, certain officers, directors and employees of the Fund; Smith Barney Fund Management LLC ("SBFM" or the "Manager"), the Fund's investment manager, Salomon Smith Barney Inc. ("Salomon Smith Barney"), an affiliate of SBFM, and/or PFPC Global Fund Services, the Fund's transfer agent, may solicit proxies in person or by telephone. Such representatives and employees will not receive additional compensation for solicitation activities. If the Fund records votes by telephone, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked. The Fund will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of shares. Salomon Smith Barney and SBFM are located at 125 Broad Street, New York, New York 10004; PFPC Global Fund Services is located at P.O. Box 9699, Providence, RI 02940-9699.

      The Annual Report of the Fund, including audited financial statements for the fiscal year ended January 31, 2002, as well as the most recent semi-annual report succeeding the Annual Report (each, a "Report") have previously been furnished to all shareholders of the Fund. The Fund will provide, without charge, additional copies of each Report to any shareholder upon request by calling the Fund at 1-800-331-1710.

      This proxy statement and form of proxy are first being mailed to shareholders on or about December ____, 2002. For more information about the proxy statement, please call 1-800-223-2064 between 9:00 a.m. and 5:00 p.m., Eastern time.

      All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, shares represented by the proxies will be voted "FOR" Proposal 1 and Proposal 2. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Proposal 1 requires for approval the affirmative vote of a majority of the outstanding shares of the Fund entitled to vote at the Meeting, and Proposal 2 requires for approval the affirmative vote of a plurality of the votes cast in person or by proxy at the Meeting, in each case with a quorum present. Because abstentions and broker "non-votes" are treated as shares present but not voting, they will have the effect of votes against Proposal 1, which requires the approval of a specified percentage of the outstanding shares of the Fund entitled to vote on the matter, but will have no effect on Proposal 2. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date or by giving written notice to the Secretary of the Fund at the Fund's address indicated above or by voting in person at the Meeting.

      The Board knows of no business other than that specifically mentioned in the Notice of Meeting which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named in the enclosed proxy card to vote in accordance with their best judgment.

      The Board of Directors of the Fund has fixed the close of business on December 4, 2002 as the record date (the "Record Date") for determination of shareholders of the Fund entitled to notice of, and to vote at, the Meeting or any adjournment. Shareholders of the Fund on that date will be entitled to one vote on each matter for each share held and a fractional vote with respect to fractional shares with no cumulative voting rights. At the close of business on the Record Date, the Fund had outstanding 4,961,786 shares of Common Stock, par value $0.01 per share, the only authorized class of stock of the Fund, of which 4,815,769,048 (or 97.1%) were held in accounts of, but not beneficially owned by Cede & Co., as nominee of The Depository Trust Company.

      In the event that a quorum is not present at the Meeting or if a quorum is present but sufficient votes in favor of the proposals set forth in the Notice of Meeting and this Proxy Statement are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any such proposals. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require the affirmative vote of a majority of the shares present at the Meeting in person or by proxy. Those persons named as proxies will vote those proxies that they are entitled to vote "FOR" any Proposal in favor of an adjournment and will vote those proxies required to be voted "AGAINST" any such Proposal against any adjournment.

      As the shareholders know, during the original pendency of the solicitation for the Fund's Annual Meeting, originally scheduled for November 14, 2002, the Board of Directors met and determined to postpone the Annual Meeting in order to allow the Board to consider certain alternatives for the Fund; as further discussed under Proposal 1, the Board is proposing that shareholders approve the liquidation and dissolution of the Fund.

      Owners of More Than Five Percent of the Outstanding Shares of the Fund

      The following table shows, as of the Record Date, the beneficial owners of more than 5% of the outstanding shares of the Fund. This information is based on reports (Schedules 13D and G) filed with the Securities and Exchange Commission ("SEC") by each of the firms listed in the table below as well as information as to beneficial ownership reported to the Fund on behalf of the holder.

      [To be updated]

                                                          Amount
                                                        and Nature
                                 Name and Address of   of Beneficial    Percent*
   Title of Class                 Beneficial Owner       Ownership      of Class
   --------------                 ----------------       ---------      --------

Common Stock                Bankgesellschaft Berlin       _______        _____%
                            Alexanderplatz 2
                            D-10178 Berlin
                            Germany

Common Stock                Lazard Freres &Co. LLC        _______        _____%
                            30 Rockefeller Plaza
                            New York, New York 10020

----------
*     Based upon 4,961,786 shares outstanding as of the Record Date.

      As of the Record Date, to the knowledge of the Fund, no shares of securities issued by Salomon Smith Barney's ultimate parent corporation, Citigroup Inc. ("Citigroup"), were held by Board members who are not "interested persons" of the Fund (as that term is used in the Investment Company Act of 1940, as amended (the "1940 Act")).

                                 PROPOSAL NO. 1
             APPROVAL OF THE LIQUIDATION AND DISSOLUTION OF THE FUND

      The Board is recommending that shareholders vote to liquidate and dissolve the Fund based on the Board's determination that such action is advisable and in the best interests of the Fund.

Background and Reasons for Liquidation and Dissolution

      When the Italy Fund was organized in 1986, the Italian securities markets were less liquid and more volatile than many other major securities markets. Capitalization of the Italian markets was highly concentrated and the processing of securities transactions was less efficient than is currently the case. These and other factors created a circumstance where a closed-end investment company, such as the Fund, organized for the purpose of investing primarily in Italian securities served a unique purpose recognized by the U.S. capital markets.

      However, in recent years various factors have changed, raising questions whether the Fund continues to meet the needs of investors. First, the Italian securities markets have matured and U.S. and other investors have developed alternatives for investing in Italian securities. In addition, largely as a result of two issuer tender offers, the distribution of substantial realized capital gains and the continuing program to repurchase its shares, the Fund has contracted in size and now has total net assets of only approximately $[36] million.

      In light of the Fund's history and current condition, the Board met on June 28, 2002 to consider ways to foster desirable investment strategies and to enhance the benefits the Fund provides to its shareholders. At that meeting, the Board unanimously adopted two Fund performance standards for the next two years commencing June 28, 2002: (1) the Fund must maintain an average market price per share that does not result in a discount to NAV exceeding 10% over the immediately concluded rolling 12 month period and (2) the Fund must outperform the MSCI Italy Index over a rolling 12 month period based on the performance of the Fund before deduction of expenses calculated on a monthly basis. The Board indicated that if the Fund failed to meet either of these performance criteria, the Board would promptly consider actions designed to provide enhanced liquidity for shareholders.

      On November 6, 2002, the Board announced that, while the Fund had been successful in outperforming the MSCI Italy Index, the Fund's shares failed to trade at an average market price per share that did not result in a discount to NAV exceeding 10% over the immediately concluded 12 month period, one of the criteria previously set by the Board. In light of the Board's previous announcement and the market price of the Fund's shares at the time, the Board determined to postpone the annual meeting of shareholders of the Fund, originally scheduled for November 14, 2002, in order to allow the Board to consider what recommendation, if any, should be made to shareholders.

      At meetings held on November 6, November 14 and November 20, 2002, the Board considered the alternatives available to the Fund. Among the alternatives considered by the Board were: conversion of the Fund to open-end status; combination with and into an existing open-end fund; operation as an "interval" fund; commencement of another cash tender offer; and liquidation of the Fund. In addition, an investment manager otherwise unaffiliated with the Fund made a proposal to the Board to manage the Fund as a closed-end investment company. The Board, with the assistance of independent counsel, sought to evaluate the interests of shareholders by considering, among other things, the relative benefits and costs to investors of liquidation, continued operation as a closed-end fund, the uncertainties of possible new management of the Fund's portfolio, the difficulties of operating as an open-end fund (either as a fund investing primarily in Italian equity securities or after a merger with and into another open-end fund with a broader investment mandate), and other matters. The Board recognized the outstanding investment performance SBFM has provided for the Fund, with the Fund having exceeded the performance of relevant independent benchmark indices designed to measure the performance of Italian equity securities, while at the same time recognizing that the Fund had continued to trade at a significant discount to NAV. In weighing the benefits and drawbacks of available alternatives, the Board concluded that shareholders would receive an immediate financial benefit from termination and liquidation of the Fund.

      After a full and complete discussion extending over several meetings, 80% of the Fund's Continuing Directors (as such term is defined in the Fund's Articles of Incorporation, as amended) (the "Articles of Incorporation"), including a majority of the "non-interested" directors, as such term is defined under the Investment Company Act of 1940, as amended (the "1940 Act"), approved, subject to shareholder approval, a proposal to liquidate and dissolve the Fund.

Description of the Plan of Liquidation and Dissolution

      In connection with the proposed liquidation and dissolution of the Fund, the Board has approved a Plan of Liquidation and Dissolution (the "Plan"), pursuant to which, upon shareholder approval of Proposal 1, the Fund will be liquidated and dissolved. The following summary of the Plan is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the Plan, which is attached to this Proxy Statement as Appendix A. Shareholders are urged to read the Plan in its entirety.

      Adoption of the Plan. The effective date of the Plan (the "Effective Date") is the close of business 10 business days after the date on which the shareholders of the Fund approve the liquidation and dissolution of the Fund. On the Effective Date, the Fund will cease its business as an investment company and will not engage in any business activities except for the purpose of winding up its business and affairs, preserving the value of its assets, discharging or making reasonable provision for the payment of all of the Fund's liabilities (as provided in the Plan), and distributing its remaining assets to shareholders in accordance with the Plan.

      Closing of Shareholder Register Books and Restriction on Transfer of Shares. The proportionate interests of shareholders in the assets of the Fund will be fixed on the basis of their respective share holdings on the Effective Date. On such date, the books of the Fund will be closed. Thereafter, unless the books of the Fund are reopened because the Plan cannot be carried into effect under the laws of the State of Maryland or otherwise, the shareholders' respective interests in the Fund's assets will not be transferable by the negotiation of share certificates and the Fund's shares will cease to be traded on the New York Stock Exchange.

      Liquidation Distributions. The distribution of the Fund's assets will be made in one or more cash payments in complete cancellation of all the outstanding shares of the Fund. The first distribution of the Fund's assets (the "First Distribution") is expected to consist of cash representing a substantial portion of the assets of the Fund, less an estimated amount necessary to discharge any (a) unpaid liabilities and obligations of the Fund on the Fund's books on the First Distribution date, and (b) liabilities as the Board reasonably deems to exist against the assets of the Fund on the Fund's books. Each subsequent distribution (each such other distribution, a "Liquidating Distribution" and with the First Distribution, a "Distribution") will consist of cash from any assets remaining after accrual of expenses, the proceeds of any sale of assets of the Fund under the Plan not sold prior to the earlier Distributions and any other miscellaneous income of the Fund. The Board will set the record date and the payment date for the First Distribution and each Liquidating Distribution.

      Each shareholder not holding stock certificates of the Fund will receive Liquidating Distributions equal to the shareholder's proportionate interest in the net assets of the Fund. Each shareholder holding stock certificates of the Fund will receive a confirmation showing such shareholder's proportionate interest in the net assets of the Fund with a statement that such shareholder will be paid in cash upon return of the stock certificate. All shareholders will receive information concerning the sources of the Liquidating Distribution. Upon mailing of the final Liquidating Distribution, all outstanding shares of the Fund will be deemed cancelled.

      Amendment or Abandonment of the Plan. The Plan provides that the Board has the authority to authorize such variations from, or amendments of, the provisions of the Plan (other than the terms governing Liquidating Distributions) as may be necessary or appropriate to effect the liquidation and dissolution of the Fund and the distribution of its net assets to shareholders in accordance with the purposes to be accomplished by the Plan. In addition, the Board may abandon the Plan with- out shareholder approval at any time prior to the date of liquidation if it determines that abandonment would be advisable and in the best interests of the Fund and its shareholders.

      Expenses. The expenses incurred in carrying out the terms of the Plan will be borne by the Fund.

      Distribution Amounts. The Fund's net assets on December __, 2002 were $_________. At such date, the Fund had _____________ shares outstanding. Accordingly, on __________ __, 2002, the NAV per share of the Fund was $____. The amounts to be distributed to shareholders of the Fund upon liquidation will be reduced by any remaining expenses of the Fund, including the expenses of the Fund in connection with this solicitation and with the liquidation and portfolio transaction costs, as well as any costs incurred in resolving any claims that may arise against the Fund. Liquidation and dissolution expenses are estimated to be approximately $_____________, plus the transaction costs of liquidating the Fund's portfolio. Actual liquidation expenses may vary from this estimate. Any increase in such expenses will be funded from the cash assets of the Fund and will reduce the amount available for distribution to shareholders.

      Impact of the Plan on the Fund's Status Under the 1940 Act. On the Effective Date, the Fund will cease doing business as a registered investment company and, as soon as practicable, will apply for deregistration under the 1940 Act. It is expected that the SEC will issue an order approving the deregistration of the Fund if the Fund is no longer doing business as an investment company, although there can be no assurance that the SEC will issue such an order. Accordingly, the Plan provides for the eventual cessation of the Fund's activities as an investment company and its deregistration under the 1940 Act. A vote in favor of the Plan will constitute a vote in favor of such a course of action. Until the Fund's withdrawal as an investment company becomes effective, the Fund, as a registered investment company, will continue to be subject to and will comply with the 1940 Act.

Procedure for Dissolution Under the Maryland General Corporation Law

      If shareholders approve Proposal 1, after the Fund has distributed its remaining assets to shareholders in accordance with the Plan, discharged any existing debts or obligations and has done all other acts required to liquidate and wind up its business and affairs, pursuant to the Maryland General Corporation Law (the "MGCL"), Articles of Dissolution will in due course be executed, acknowledged and filed with the State Department of Assessments and Taxation of Maryland, and will become effective in accordance with the MGCL. Upon the effective date of such Articles of Dissolution, the Fund will be legally dissolved.

Appraisal Rights

      Shareholders will not be entitled to appraisal rights under Maryland law in connection with the Plan.

General Tax Consequences

      The following is only a general summary of the significant United States federal income tax consequences of the Plan to the Fund and its U.S. shareholders who are subject to United States federal income taxation on a net income basis ("U.S. Shareholders") and is limited in scope. This summary is based on the tax laws and applicable Treasury regulations in effect on the date of this Proxy Statement, all of which are subject to change by legislative or administrative action, possibly with retroactive effect. The Fund has not sought a ruling from the Internal Revenue Service (the "IRS") with respect to the federal income tax consequences to the Fund or its U.S. Shareholders that will result from the Fund's liquidation and dissolution. The statements below are, therefore, not binding upon the IRS, and there can be no assurance that the IRS will concur with this summary or that the tax consequences to any U.S. Shareholder upon receipt of a Distribution will be as set forth below.

      While this summary addresses the significant United States federal income tax consequences of the Plan, neither state nor local tax consequences of the Plan are discussed. Implementing the Plan may impose unanticipated tax consequences on U.S. Shareholders and affect U.S. Shareholders differently, depending on their particular tax situations independent of the Plan. U.S. Shareholders should therefore consult their own tax advisers for advice regarding the United States federal, state, local and other tax consequences of the Plan to their particular situations.

      The Liquidating Distributions received by a U.S. Shareholder may consist of three elements: (i) a capital gain dividend to the extent of any net long-term capital gains recognized by the Fund during its final tax year; (ii) an ordinary income dividend to the extent the amount of the Fund's ordinary income and net short-term capital gains earned during its final tax year that has not previously been distributed exceeds the Fund's expenses for the year; and (iii) a distribution treated as a payment for the U.S. Shareholder's shares. [As of _________ __, 2002 the Fund had accumulated net realized capital losses and does not currently expect to realize significant net gains on the sale of assets in connection with the liquidation.]/[The Fund expects to realize significant net gains on the sale of assets in connection with its liquidation.]

      Therefore, it is currently expected that U.S. Shareholders [will]/[will not] receive a capital gain dividend in the distribution. The Fund also [does]/[does not] currently expect to have undistributed ordinary income when its assets are liquidated. However, the composition of the actual Liquidating Distributions may vary due to changes in market conditions and the composition of the Fund's portfolio at the time its assets are sold. Prior to the last day of the Fund's final taxable year, the Fund's Board will authorize any capital gain dividend and ordinary income dividend to be distributed as part of the Liquidating Distribution. Within 60 days after the close of the Fund's final taxable year, the Fund will notify U.S. Shareholders as to the portion, if any, of the Liquidating Distribution which constitutes a capital gain dividend and that which constitutes an ordinary income dividend (as well as any amounts qualifying for a credit or deduction against foreign taxes paid by the
Fund).

      Since the Fund expects to retain its qualification as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), during the liquidation period and expects to pay capital gain dividends to the extent of any realized net long-term capital gains and to pay ordinary income dividends to the extent of any ordinary net earnings, the Fund does not expect to be taxed on any of its net capital gains realized from the sale of its assets or ordinary income earned. In the unlikely event that the Fund should lose its status as a RIC during the liquidation process, the Fund would be subject to taxes which would reduce any or all of the three types of Liquidating Distributions, and result in the inability of the Fund to pass through to its U.S. Shareholders credits or deductions against foreign taxes paid by the Fund.

      Any portion of a Liquidating Distribution paid under the Plan out of ordinary income or net realized long-term capital gains will be taxed under the Code in the same manner as other comparable distributions of the Fund. Accordingly, such amounts will be treated as ordinary income or, if so designated, long-term capital gains.

      The balance of any amount (after accounting for any capital gain dividend and ordinary income dividend positions of the Liquidating Distributions) received upon liquidation will be treated for federal income tax purposes as a payment in exchange for a U.S. Shareholder's shares in the Fund. A U.S. Shareholder will recognize a taxable gain or loss on such exchange equal to the difference between the amount of the payment and the U.S. Shareholder's tax basis in its Fund shares. Any such gain or loss will be a capital gain or capital loss if the U.S. Shareholder holds its shares as capital assets. In such event, any recognized gain or loss will constitute a long-term capital gain or long-term capital loss, as the case may be, if the Fund's shares were held for more than one year by the U.S. Shareholder at the time of the exchange. Under current law, long-term capital gains are taxed to non-corporate U.S. Shareholders at a maximum tax rate of 20%. If the U.S. Shareholder held its Fund shares for not more than one year at the time of the exchange and such shares are held as capital assets, any gain or loss will be a short-term capital gain or loss. Short term capital gains are taxed to non-corporate U.S. Shareholders at the graduated federal income tax rates applicable to ordinary income. Corporate U.S. Shareholders should note that there is no preferential federal income tax rate applicable to long-term capital gains derived by corporations under the Code. Accordingly, all income recognized by a corporate U.S. Shareholder pursuant to the liquidation of the Fund, regardless of its character as capital gains or ordinary income, will be subject to tax at the regular graduated federal corporate income tax rates. The foregoing discussion relates only to the federal income tax consequences of receiving a Liquidating Distribution. Shareholders may wish to consult with their personal tax advisers concerning any state or local income tax consequences.

      Under the Code, certain non-corporate U.S. Shareholders may be subject to a withholding tax at the fourth lowest tax rate in effect for individuals other than surviving spouses and heads of households ("backup withholding") on the Liquidating Distributions they receive from the Fund Generally, U.S. Shareholders subject to backup withhold will be those for whom no taxpayer identification number is on file with the Fund, those who, to the Fund's knowledge, have furnished an incorrect number, and those who under-report their tax liability. An individual's taxpayer identification number is his or her social security number. Certain U.S. Shareholders specified in the Code may be exempt from backup withholding. The backup withholding tax is not an additional tax and may be credited against a taxpayer's federal income tax liability.

      THE TAX CONSEQUENCES DISCUSSED HEREIN MAY AFFECT SHAREHOLDERS DIFFERENTLY DEPENDING UPON THEIR PARTICULAR TAX SITUATIONS UNRELATED TO THE LIQUIDATING DISTRIBUTION AND, ACCORDINGLY, THIS SUMMARY IS NOT A SUBSTITUTE FOR CAREFUL TAX PLANNING ON AN INDIVIDUAL BASIS. SHAREHOLDERS MAY WISH TO CONSULT THEIR PERSONAL TAX ADVISERS CONCERNING THEIR PARTICULAR TAX SITUATIONS AND THE IMPACT THEREON OF RECEIVING THE LIQUIDATING DISTRIBUTION AS DISCUSSED HEREIN, INCLUDING ANY STATE AND LOCAL TAX CONSEQUENCES.

Recommendation of the Board

      In determining to approve Proposal 1 and submit it to shareholders for approval, the Board considered the factors listed above under "Background and Reasons for Liquidation and Distribution."

                                  Required Vote

      Approval of Proposal 1 will require the affirmative vote of a majority of the outstanding shares of the Fund entitled to vote at the Meeting. Pursuant to the Articles of Incorporation, a proposal to liquidate the Fund must be approved by the affirmative vote of either (i) 80% of the Fund's outstanding shares, or
(ii) a majority of the Fund's outstanding shares, but only if the proposal to liquidate the Fund has been approved by at least 80% of the Fund's Continuing Directors (as such term is defined in the Articles of Incorporation). At its November 20 meeting, the Board, including 80% of the Continuing Directors, voted to approve the liquidation and dissolution of the Fund and to propose the liquidation and dissolution for approval by shareholders. Consequently, approval of Proposal No. 1 will require the affirmative vote of a majority of the Fund's outstanding shares entitled to vote at the Meeting.

      If Proposal 1 is approved, the Fund will proceed to liquidate and dissolve pursuant to the Plan, as described above. If Proposal 1 is not approved, the Board will consider what other action, if any, is appropriate in the interests of the shareholders.

      THEREFORE, AFTER CAREFUL CONSIDERATION, THE BOARD OF DIRECTORS, INCLUDING A MAJORITY OF THE INDEPENDENT DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE "FOR" THE LIQUIDATION AND DISSOLUTION OF THE FUND AS SET FORTH IN THIS PROPOSAL.

                                 PROPOSAL NO. 2
                              ELECTION OF DIRECTORS

      The Board of Directors of the Fund is currently classified into three classes. One director previously serving in Class III, Heath B. McLendon, resigned as Chairman and Director of the Fund in order to serve as Chairman of the Equity Research Policy Committee of Salomon Smith Barney Inc. Mr. R. Jay Gerken is currently serving as a Director, having been nominated and elected by the Board of Directors at a meeting held on ________ __, 2002, in order to fill the vacancy resulting from Mr. McLendon's resignation. Mr. Gerken has been nominated by the Board of Directors to be elected at the Meeting to serve as a Class III director until the year 2004 Annual Meeting of Shareholders or until his successor has been duly elected and qualified. Two additional directors who are currently serving in Class I have been nominated for re-election at the Meeting to serve until the year 2005 Annual Meeting.

      If Proposal 1 to liquidate and dissolve the Fund is approved, there will be some period of time during which the Fund will have to take actions to effectuate the liquidation and dissolution. It is therefore necessary and appropriate to elect Directors to oversee the liquidation. In the event that Proposal 1 is not approved, the Board will continue to oversee the operation of the Fund while considering what other action, if any, is appropriate.

      The Board of Directors of the Fund knows of no reason why the nominees listed below will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee as the Board of Directors may recommend.

      Certain information concerning the nominees is set forth below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Each Director affiliated with the Manager and considered an "interested person" as defined in the 1940 Act is indicated by an asterisk(*).

              Person Nominated for Election as a Class III Director

                                                                                                Number of
                                               Term of                                         Portfolios
                                               Office*              Principal                    in Fund
                               Position(s)    and Length           Occupations                   Complex                Other
                               Held with       of Time             During Past                   Overseen            Directorships
Name, Address and Age             Fund         Served               Five Years                 by Director         Held by Director
-----------------------        -----------    ----------    ----------------------------       -----------         ----------------
R. Jay Gerken                  Chairman          Since      Managing Director of                    226                   None
399 Park Avenue                and Chief         2002       Salomon Smith Barney
New York, New York 10022       Excutive                     ("SSB"); formerly portfolio
Age 51                          Officer                     manager, Smith Barney
                                                            Growth and Income Fund
                                                            (1994-2000) and Smith Barney
                                                            Allocation Series Inc.
                                                            (1996-2001); Chairman or
                                                            Co-Chairman of seventy-three
                                                            investment companies
                                                            affiliated with Citigroup

             Persons Nominated for Re-Election as Class I Directors

                                                                                                Number of
                                               Term of                                         Portfolios
                                               Office*              Principal                    in Fund
                               Position(s)    and Length           Occupations                   Complex                Other
                               Held with       of Time             During Past                   Overseen            Directorships
Name, Address and Age             Fund         Served               Five Years                 by Director         Held by Director
-----------------------        -----------    ----------    ----------------------------       -----------         ----------------
Dr. Paul Hardin (I)            Director          Since      Professor of Law and                    36                   None
12083 Morehead                                   1986       Chancellor Emeritus at the
Chapel Hill, NC 27517                                       University of North Carolina
Age 72                                                      at Chapel Hill; Director of
                                                            twenty-one investment
                                                            companies affiliated with
                                                            Citigroup; formerly,
                                                            Chancellor of the University
                                                            of North Carolina at Chapel
                                                            Hill

George M. Pavia (I)            Director          Since      Senior Partner, Pavia &                  8                   None
600 Madison Avenue                               1991       Harcourt, Attorneys
New York, New York 10022
Age 74

The remainder of the Board constitutes Class II Directors (as indicated by the Number II), neither of whom will stand for election at the meeting, as their terms will not expire until 2003.

                         Directors Continuing in Office

                                                                                                Number of
                                               Term of                                         Portfolios
                                               Office*              Principal                    in Fund
                               Position(s)    and Length           Occupations                   Complex                Other
                               Held with       of Time             During Past                   Overseen            Directorships
Name, Address and Age             Fund         Served               Five Years                 by Director         Held by Director
-----------------------        -----------    ----------    ----------------------------       -----------         ----------------
Phillip Goldstein (II)         Director          Since      Since 1992, Mr. Goldstein               1              Mexico Equity and
60 Heritage Drive                                2000       has managed investments for                            Income Fund and
Pleasantville, NY 10570                                     a limited number of clients                            Brantley Capital
Age 57                                                      and has served as the                                  Corporation
                                                            portfolio manager and
                                                            President of the general
                                                            partner of Opportunity
                                                            Partners, a private
                                                            investment partnership.

Glenn Goodstein (II)           Director          Since      Since 1992, Mr. Goodstein has            1             Mexico Equity and
13200 Kirkham Way Suite 113                      2000       managed investments for a                              Income Fund
Poway, CA 92064                                             limited number of clients.
Age 39                                                      Between 1988 and 1996,
                                                            Mr. Goodstein held several
                                                            executive positions with
                                                            Automatic Data Processing;
                                                                                               -----------

----------
* Directors are elected until the Fund's next annual meeting and until their successors are elected and qualified.

      The following table provides information concerning the dollar range of equity securities owned beneficially+ by each Director and nominee for election as Director as of November 30, 2002:

                                                                   Aggregate Dollar Range of Equity
                                                                   Securities in All Funds Overseen
                                        Dollar Range of Equity          by Director/Nominee and
Name of Director/Nominee                Securities in the Fund               Advised by SBFM
------------------------                ----------------------     --------------------------------
Non-Interested Directors/Nominees

Dr. Paul Hardin*                          __________________              __________________
George Pavia                                     ____                            ____
Philip Goldstein**                          _____________                   _____________
Glenn Goodstein***                          _____________                   _____________

Interested Directors/Nominees

R. Jay Gerken*                                   ____                       _____________

----------
*     Mr. Gerken is an "interested person" as defined in the 1940 Act.

+ For this purpose, "beneficial ownership" is defined under Section 16a-1(a)(2) of the 1934 Act. The inclusion in this table of shares beneficially owned does not constitute an admission of beneficial ownership of the shares for any other purpose. The information as to beneficial ownership is based upon information furnished to the Fund by the Directors.

             Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act in combination require the Fund's directors and officers, and persons who own more than 10% of the Fund's common stock, as well as SBFM and certain of its affiliated persons, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange, Inc. Such persons are required by SEC regulations to furnish the Fund with copies of all such filings. Based solely on its review of the copies of such filings received by it and certain other information received by it, the Fund believes that, for the fiscal year ended January 31, 2002, all filing requirements applicable to such persons were complied with.

                          Report of the Audit Committee

      The Audit Committee reports that it: (i) reviewed and discussed the Fund's audited financial statements with management; (ii) discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61; and (iii) received written confirmation from KPMG LLP ("KPMG") that it is independent and disclosures regarding such independence as required by Independence Standards Board Standard No. 1, and discussed with the auditors the auditors' independence. Based on the review and discussions referred to in items (i) through (iii) above, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Audit Committee's Charter, the Audit Committee recommended to the Board that the audited financial statements be included in the Fund's annual report for the Fund's fiscal year ended January 31, 2002. The membership of the Audit Committee is comprised of all of the independent directors of the Fund.

                                Current Officers

      The names of the principal officers of the Fund, with the exception of Mr. Gerken, are listed in the table below, along with certain additional information. Mr. Gerken was elected Chairman of the Board and Director in 2002 by the Board of Directors and accordingly is one of the Board's nominees for election as Director.

                                                Principal Occupations and Other
                              Position              Affiliations During the
Name                    (year first elected)       Past Five Years, and Age
------------------   -------------------------  --------------------------------
Mario D'Urso         President (1986)           Private investor; formerly,
                                                Senator of the Republic of
                                                Italy; Under Secretary of State
                                                of the Ministry of Commerce with
                                                the Exterior for the Republic of
                                                Italy; 61.

Lewis E. Daidone     Chief Administrative       Managing Director of Salomon
                     Officer (2002)             Smith Barney; formerly, Chief
                                                Financial Officer of each of the
                                                Smith Barney Mutual Funds;
                                                Director and Senior Vice
                                                President of SBFM and TIA; 44.

Richard L. Peteka    Chief Financial Officer    Formerly, Director and Head of
                     and Treasurer (2002)       Internal Control for Citigroup
                                                Asset Management U.S. Mutual
                                                Fund Administration from
                                                1999-2002; Vice President, Head
                                                of Mutual Fund Administration
                                                and Treasurer at Oppenheimer
                                                Capital from 1996-1999; 40.

Rein van der Does    Vice President and         Managing Director of Salomon
                     Investment Officer (1996)  Smith Barney; 62.

Christina T. Sydor   Secretary (1994)           Managing Director of Salomon
                                                Smith Barney; General Counsel
                                                and Secretary of SBFM and TIA;
                                                51.

      The principal business address of Messrs. Gerken, van der Does, Daidone and Peteka is 125 Broad Street, New York, New York 10004. The principal business address of Mr. D'Urso is 4/A Viale di Grazioli, Rome, Italy. The principal business address of Ms. Sydor is 300 First Stamford Place, Stamford, Connecticut 06902.

      No officer, director or employee of the Fund's investment adviser and administrator receives any compensation from the Fund for serving as an officer or director of the Fund. The Fund pays each director who is not a director, officer or employee of the Fund's investment adviser and administrator a fee of $7,500 per year plus $750 per in-person meeting and $100 per telephonic meeting.

      All directors are reimbursed for actual out-of-pocket expenses relating to their attendance at meetings. These aggregate expenses (including reimbursement for travel and out-of-pocket expenses) paid by the Fund to such directors during the calendar year ended December 31, 2001 amounted to$___________.

                                  Required Vote

      Election of the listed nominees for director requires the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy.

      THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES TO THE BOARD.

                           Disclosure of Auditor Fees

      Audit Fees. Audit fees billed to the Fund by KPMG in connection with the Fund's annual audit for the year ended January 31, 2002 totaled $36,000.

      Financial Information Systems Design and Implementation. KPMG was not engaged by the Fund, its investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides services to the Fund, to provide financial information systems design or implementation services.

      All Other Fees. The aggregate fees billed to the Fund for non-audit services by KPMG and paid by the Fund, its investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides services to the Fund totaled approximately $2,000 (tax services).

      The following table shows the compensation paid by the Fund to each director during the Fund's last fiscal year ended January 31, 2002 and by the Fund complex for the calendar year ended December 31, 2001:

                               COMPENSATION TABLE

                                                               Compensation
                                                                 from Fund            Total
                       Aggregate          Pension or             and Fund           Number of
                     Compensation         Retirement              Complex           Funds for
                    from Fund* for     Benefits Accrued     Paid to Directors    Which Director
                      Fiscal Year         as part of        for Calendar Year    Serves within
Name of Person       Ended 1/31/02       Fund Expenses        Ended 12/31/01      Fund Complex
--------------      --------------     ----------------     -----------------    --------------
R. Jay Gerken**          $     0             0                   $      0              73
Glenn Goodstein           10,700             0                     10,700               1
Phillip Goldstein         10,700             0                     10,700               1
Dr. Paul Hardin            9,950             0                    100,800              21
George M. Pavia           10,700             0                    [_____]              10

----------
* During the calendar year they attain age 80, Fund directors are required to change to emeritus status. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to Fund directors, together with reasonable out-of-pocket expenses for each meeting attended. During the Fund's last fiscal year aggregate compensation paid by the Fund to directors achieving emeritus status totaled $5,250.

**    Designates an "interested director."

                      Committees of the Board of Directors

      The Fund has no Compensation or Nominating Committee of the Board, or any committee performing similar functions. The Fund has an Audit Committee comprised of those directors who are not "interested persons" of the Fund, as defined in the 1940 Act ("Independent Directors"), and a Pricing Committee of the Board comprised of the Chairman of the Board and one independent director. The Audit Committee is responsible for recommending the selection of the Fund's independent accountants and reviewing all audit as well as nonaudit accounting services performed for the Fund as set forth in the Audit Committee's charter, which is attached hereto as Appendix A. During the fiscal year ended January 31, 2002, six meetings of the Board of Directors of the Fund were held, four of which were regular meetings; in addition two Audit Committee meetings were held. In the last fiscal year no director attended less than 75% of these meetings.

                       SUBMISSION OF SHAREHOLDER PROPOSALS

      Shareholder proposals intended to be presented at the 2003 Annual Meeting of the Shareholders of the Fund must be received by [________ ___, 2002] to be included in the proxy statement and the form of proxy relating to that meeting as the Fund expects that, unless the Fund has liquidated and dissolved pursuant to Proposal No 1, the 2003 Annual Meeting will be held in [______ of 2003. The submission by a shareholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under the federal securities laws.

      The persons named as proxies for the 2003 Annual Meeting will have discretionary authority to vote on any other matter presented by a shareholder for action at that meeting unless the Fund receives notice of the matter by _________, 2003, in which case these persons will not have discretionary voting authority except as provided in the SEC's rules governing shareholder proposals.

                                  OTHER MATTERS

      The Manager knows of no other matters which are to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

      All proxies received will be voted "for" Proposal 1 and Proposal 2 unless otherwise directed therein.

                                              By Order of the Board of Directors


                                              Christina T. Sydor
                                              Secretary

December __, 2002

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE AND SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Appendix A

                               THE ITALY FUND INC.
                   Form of Plan of Liquidation and Dissolution

      The Italy Fund Inc. (the "Fund"), a Maryland corporation and a closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), intends to accomplish the complete liquidation and dissolution of the Fund according to the procedures set forth in this Plan of Liquidation and Dissolution (the "Plan") and the laws of the State of Maryland.

      Whereas, the Board of Directors (the "Board") of the Fund, including at least 80% of the Board's Continuing Directors (as defined in the Fund's Articles of Incorporation, as amended), has determined that it is advisable to liquidate and dissolve the Fund; and

      Whereas, the Board has considered and approved this Plan as the method of liquidating and dissolving the Fund and has directed that the liquidation and dissolution of the Fund be submitted to the shareholders of the Fund (the "Stockholders") for their consideration;

      Now, therefore, the liquidation and dissolution of the Fund shall be carried out in the manner hereinafter set forth:

      1. Effective Date of Plan.

      The Plan shall be and become effective only at the close of business ten business days after the day on which it is determined that approval of the liquidation and dissolution of the Fund has been voted by the holders of a majority of the Fund's outstanding securities at a duly called meeting of the Stockholders at which a quorum is present (the "Effective Date").

      2. Cessation of Business.

      After the Effective Date, the Fund shall cease its business as an investment company and shall not engage in any business activities except for the purposes of winding up its business and affairs, preserving the value of its assets, discharging or making reasonable provision for the payment of all the Fund's liabilities as provided in Section 5 herein, and distributing its remaining assets to the Stockholders in accordance with this Plan.

      3. Fixing of Interests and Closing of Books.

      The proportionate interests of Stockholders in the assets of the Fund shall be fixed on the basis of their respective shareholdings at the close of business on the Effective Date. On the Effective Date, the books of the Fund shall be closed. Thereafter, unless the books are reopened because the Plan cannot be carried into effect under the laws of the State of Maryland or otherwise, the Stockholders' respective interests in the Fund's assets shall not be transferable by the negotiation of share certificates and the Fund's shares will cease to be traded on the New York Stock Exchange, Inc. (the "NYSE").

      4. Notice of Liquidation.

      As soon as practicable after the Effective Date, the Fund shall mail notice to its known creditors, if any, at their addresses as shown on the Fund's records, that this Plan has been approved by the Board and the Stockholders and that the Fund will be liquidating its assets, to the extent such notice is required under the Maryland General Corporation Law.

      5. Liquidation of Assets and Payment of Debts.

      As soon as is reasonable and practicable after the Effective Date, all portfolio securities of the Fund shall be converted to cash or cash equivalents. As soon as practicable after the Effective Date, the Fund shall pay, or make reasonable provision to pay in full, all known or reasonably ascertainable liabilities of the Fund incurred or expected to be incurred prior to the date of the final Liquidating Distribution provided for in Section 6 below.

      6. Liquidating Distributions.

      In accordance with Section 331 of the Internal Revenue Code of 1986, as amended (the "Code"), the Fund's assets are expected to be distributed by one or more cash payments in complete cancellation of all the outstanding shares of stock of the Fund. The first distribution of the Fund's assets (the "First Distribution") is expected to consist of cash representing a substantial portion of the assets of the Fund, less an estimated amount necessary to discharge any
(a) unpaid liabilities and obligations of the Fund on the Fund's books on the First Distribution date, and (b) liabilities as the Board shall reasonably deem to exist against the assets of the Fund on the Fund's books. Any subsequent distribution (each a "Distribution" and together with the First Distribution and all other Distributions, the "Liquidating Distribution") will consist of cash from any assets remaining after payment of expenses, the proceeds of any sale of assets of the Fund under the Plan not sold prior to the earlier Distributions and any other miscellaneous income to the Fund. The Board will set the record date and payment date for the First Distribution and each subsequent Distribution.

      Each Stockholder not holding stock certificates of the Fund will receive Liquidating Distributions equal to the Stockholder's proportionate interest in the net assets of the Fund. Each Stockholder holding stock certificates of the Fund will receive a confirmation showing such Stockholder's proportionate interest in the net assets of the Fund with an advice that such Stockholder will be paid in cash upon surrender of the stock certificates. All Stockholders will receive information concerning the sources of the Liquidating Distribution.

      Upon the mailing of the final Liquidating Distribution, all outstanding shares of the Fund will be deemed canceled.

      7. Expenses of the Liquidation and Dissolution of the Fund.

      The Fund shall bear all of the expenses incurred in carrying out this Plan, whether or not the liquidation and dissolution contemplated by this Plan are effected.

      8. Deregistration as an Investment Company.

      Upon completion of the Liquidating Distribution, the Fund shall file with the Securities and Exchange Commission an application for an order declaring that the Fund has ceased to be an investment company.

      9. Dissolution.

      As promptly as practicable, but in any event no earlier than 30 days after the mailing of notice to the Fund's known creditors, if any, the Fund shall be dissolved in accordance with the laws of the State of Maryland and the Fund's Articles of Incorporation and upon the filing Articles of Dissolution with the State of Department of Assessments and Taxation (the "Department").

      10. Assets Remaining After Dissolution.

      Once dissolved, if any additional assets remain available for distribution to the stockholders, the Board may provide such notices to stockholders and make such distributions in the manner provided by the Maryland General Corporation Law or in such other manner as may be permitted by Maryland law.

      11. Power of Directors.

      In addition to the power of the directors of the Fund under Maryland law, the Board, and subject to the discretion of the Board, the officers of the Fund, shall have authority to do or authorize any or all acts and things as they may consider necessary or desirable to carry out the purposes of the Plan, including, without limitation, the execution and filing of all certificates, documents, information returns, tax returns, forms and other papers which may be necessary or appropriate to implement the Plan or which may be required by the provisions of Maryland law, the 1940 Act, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Code or the NYSE.

      12. IRS Form 966.

      The Fund will cause the timely filing of a Form 966 with the Internal Revenue Service in connection with the adoption of the Plan.

      13. Amendment or Abandonment.

      The Board shall have the authority to authorize such variations from, or amendments of, the provisions of the Plan (other than the terms governing Liquidating Distributions) as may be necessary or appropriate to effect the liquidation and dissolution of the Fund and the distribution of its net assets to Stockholders in accordance with the purposes to be accomplished by the Plan. If any variation or amendment appears necessary and, in the judgment of the Board, will materially and adversely affect the interests of the Stockholders, such variation or amendment will be submitted to the Stockholders for approval. In addition, the Board may abandon this Plan at any time prior to the time that the Articles of Dissolution are accepted for record by the Department by following the same procedure required for its approval, if the Board determines that abandonment would be advisable and in the best interests of the Fund and the Stockholders.

                                      PROXY

                               THE ITALY FUND INC.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                       ANNUAL MEETING ON JANUARY __, 2003

The undersigned holder of shares of The Italy Fund Inc. (the "Fund"), a Maryland corporation, hereby appoints R. Jay Gerken, Christina T. Sydor and Robert M. Nelson, and each of them, as attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund (the "Meeting") to be held at Citigroup Center, 153 East 53rd Street, New York, New York, on the date indicated above, and any adjournment or adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement dated December __, 2002, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE


SEE REVERSE SIDE                                                SEE REVERSE SIDE


X     Please mark
      votes as in
      this example.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND PROPOSAL 2.

1.    To approve the liquidation and dissolution of the Fund.

                FOR            AGAINST         ABSTAIN

                |_|              |_|             |_|

2. To elect (01) R. Jay Gerken as Class III Director of the Fund and to re-elect (02) Dr. Paul Hardin and (03) George M. Pavia As Class I Directors of the Fund

         FOR           WITHHOLD
         ALL           FROM ALL
         NOMINEES      NOMINEES

         --------      --------

_____    For all nominees except as noted above

                                   NOTE: Please sign exactly as your name
                                   appears on this Proxy. If joint owners,
                                   EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give full title.

                                   PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE
                                   ENCLOSED ENVELOPE.


Signature:_______________ Date:_________ Signature:______________ Date:_________